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                                 AMENDMENT NO. 5

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

                  1. The heading in the Agreement is amended to change the reference to "Schedule A" in the fourth line thereof to a reference to "Schedule A-1 and Schedule A-2.".

                  2. Paragraph NINETEENTH is amended to change the reference to "Exhibit A-1" in the second line thereof to a reference to "Schedule A-1."

                  3. Schedule A-2 to the Agreement is hereby deleted in its entirety and replaced with Schedule A-2 attached to this amendment.

         All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: November 20, 2003

                                         EACH FUND LISTED ON SCHEDULE A-1 ON
                                         BEHALF OF THE SHARES OF EACH PORTFOLIO
                                         LISTED ON SCHEDULE A-1

                                         By: /s/ Mark H. Williamson
                                             ---------------------------------
                                             Name: Mark H. Williamson
                                             Title: Executive Vice President


                                           EACH FUND LISTED ON SCHEDULE A-2 ON
                                           BEHALF OF THE SHARES OF EACH
                                           PORTFOLIO LISTED ON SCHEDULE A-2

                                           By: /s/ Mark H. Williamson
                                               ---------------------------------
                                               Name: Mark H. Williamson
                                               Title: Executive Vice President

                                           A I M DISTRIBUTORS, INC.

                                           By: /s/ Gene L. Needles
                                               ---------------------------------
                                               Name: Gene L. Needles
                                               Title: President

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                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         AIM BOND FUNDS, INC.

         PORTFOLIOS

         INVESCO Tax-Free Bond Fund
         INVESCO U.S. Government Securities Fund

         AIM COMBINATION STOCK & BOND FUNDS, INC.

         PORTFOLIOS

         INVESCO Core Equity Fund
         INVESCO Total Return Fund

         AIM COUNSELOR SERIES FUNDS, INC.

         PORTFOLIO

         INVESCO Advantage Health Sciences Fund

         AIM INTERNATIONAL FUNDS, INC. II

         PORTFOLIO

         INVESCO European Fund
         INVESCO International Core Equity Fund

         AIM MANAGER SERIES FUNDS, INC.

         PORTFOLIO

         INVESCO Multi-Sector Fund

         AIM SECTOR FUNDS

         PORTFOLIOS

         INVESCO Energy Fund

                                       3

         INVESCO Energy Fund
         INVESCO Financial Services Fund
         INVESCO Gold & Precious Metals Fund
         INVESCO Health Sciences Fund
         INVESCO Leisure Fund
         INVESCO Real Estate Opportunity Fund
         INVESCO Technology Fund
         INVESCO Telecommunications Fund
         INVESCO Utilities Fund

         AIM STOCK FUNDS INC.

         INVESCO Dynamics Fund
         INVESCO Mid-Cap Growth Fund
         INVESCO Small Company Growth Fund

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